UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  November 8, 2007 (October 31, 2007)

SAMOYED ENERGY CORP.

(Exact name of registrant as specified in its charter)

Nevada (State or other jurisdiction of incorporation)	000-52390 (Commission File Number)	98-0511932 (IRS Employer Identification No.)

#2 – 136 Stonecreek Road, Canmore, Alberta T1W 3A5

 (Address of principal executive offices)               (Zip Code)

(403) 617-8786

Registrant’s telephone number, including area code

Not applicable

 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.01 CHANGES IN CONTROL OF REGISTRANT.

On October 31, 2007, Stone Canyon Resources Inc. purchased a total of 3,116,438 shares of common stock of Samoyed Energy Corp. (the "Company") from Christopher Yee (Director), W. Scott Lawler, Daniel Koyich (Director), David A. Burroughs, Scott Koyich, Wally Yee, Derrek Moore, Robert Moore and Pam Johnston, shareholders of the Company, for an aggregate of $295,282.46 in cash.  The total of 3,116.438 shares represented 47.9% of the shares of outstanding common stock of the Company at the time of transfer.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SAMOYED ENERGY CORP.
Date: November 8, 2007	By: /s/ Christopher Yee Name: Christopher Yee Title: President and Director (Principal Executive Officer)

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